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                                1,528,550 SHARES

                            AXSYS TECHNOLOGIES, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                            DATED OCTOBER [___], 1997
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                             UNDERWRITING AGREEMENT

                                                        October [___], 1997

NATIONSBANC MONTGOMERY SECURITIES, INC.
FURMAN SELZ LLC
OPPENHEIMER & CO., INC.
c/o NATIONSBANC MONTGOMERY SECURITIES, INC.
600 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

                  INTRODUCTORY. Axsys Technologies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 1,064,809 shares of its Common Stock, par value $0.01 per share (the "Common Stock"); and Lehman Electric Inc. (the "Selling Stockholder") proposes to sell to the Underwriters an aggregate of 463,741 shares of Common Stock. The 1,064,809 shares of Common Stock to be issued and sold by the Company and the 463,741 shares of Common Stock to be sold by the Selling Stockholder are collectively called the "Firm Common Shares". In addition, the Company has granted to the Underwriters an option to purchase up to an additional 229,283 shares of Common Stock (the "Optional Common Shares"). The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares".

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-36027), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; provided, however, if the Company has,
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with the consent of NationsBanc Montgomery Securities, Inc., elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated September 29, 1997 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                  The Company and the Selling Stockholder hereby confirm their respective agreements with the Underwriters as follows:

SECTION 1.          REPRESENTATIONS AND WARRANTIES.

A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

(a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

                  Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the

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         Registration Statement, any Rule 462(b) Registration Statement, or any
         post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Underwriters expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(b) Offering Materials Furnished to Underwriters. The Company has delivered to each Underwriter one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as each Underwriter has reasonably requested.

(c) Distribution of Offering Materials By the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

(d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(e) Authorization of the Common Shares. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

(f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(g) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change in the business, financial condition or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or

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         obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(h) Independent Accountants. Each of Arthur Andersen LLP and McGladrey & Pullen, LLP, has expressed its opinions with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act").

(i) Preparation of the Financial Statements. The financial statements of the Company filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. To the best of the Company's knowledge, the consolidated financial statements of each of Precision Aerotech, Inc. ("PAI") and Teletrac, Inc. ("Teletrac") filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of each of such entities and their subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Consolidated Selected Financial Data", "Selected Consolidated Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. The pro forma Condensed Statement of Operations of the Company and its subsidiaries and the related notes thereto included in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(j) Incorporation and Good Standing of the Company and its Material Subsidiaries. Each of (i) the Company and (ii) Teletrac, PAI, Speedring, Inc. and

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         Speedring Systems, Inc. (each, a "Material Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each Material Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each Material Subsidiary has been duly authorized and validly issued, and is fully paid and nonassessable. The Company owns, directly or through subsidiaries, 100% of the issued and outstanding capital stock of each subsidiary, except for Teletrac, of which the Company owns 85.6% of the issued and outstanding capital stock, in each instance free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interest granted to Banque Paribas ("BP"), as agent on behalf of various banks pursuant to that certain Credit Agreement dated as of April 25, 1996, as amended. The Company has binding and enforceable rights to acquire all of the remaining outstanding shares of Teletrac in exchange for an aggregate of 100,000 shares of Common Stock of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement and subsidiaries that are inactive or immaterial to the Company's business, financial condition or results of operations.

(k) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants or other rights granted to the minority stockholders of Teletrac described in the Prospectus). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by the Selling Stockholder) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus; and, with respect to preemptive rights, rights of first refusal or other rights to purchase any capital stock of the Company, there are no rights which have not been duly waived. The description of the Company's stock option, stock bonus

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         and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(l) Stock Exchange Listing. The Common Stock (including the Common Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing.

(m) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's (i) Senior Secured Credit Facility, as amended, and term loan with BP, as agent for the several banks thereunder, and (ii) the industrial development revenue bonds issued by The Industrial Development Authority of the State of New Hampshire or any related indentures), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice

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         or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(n) No Material Actions or Proceedings. Except as otherwise disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent. To the best of the Company's knowledge, no material labor dispute exists, or is threatened or imminent, between any principal supplier of the Company and such supplier's employees.

(o) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

(p) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess any such certificates, authorizations or permits would not result in a Material Adverse Change, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(q) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1 (A) (i) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities,

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         claims and other defects, except such as do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(r) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for taxes, assessments, fines or penalties that are the subject of good faith disputes provided that such disputes, which, if determined against the Company, would not result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1 (A) (i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(s) Company Not an "Investment Company". The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

(t) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are deemed adequate for their businesses by the Company's management in the exercise of their reasonable commercial judgment including, but not limited to, policies covering (i) workers' compensation claims and (ii) real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(u) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

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(v)      Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described therein as required.

(w) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

(x) Company's Accounting System. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(y) Compliance with Environmental Laws. Except as disclosed in the Prospectus or as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or

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         release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

(z) Review of Costs and Liabilities of Environmental Compliance. In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as disclosed in the Prospectus, on the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

(aa) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or

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         withdrawal from, any "employee benefit plan" or (ii) Sections 412,
         4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(bb) No Brokers or Finders. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

(cc) Compliance with Florida Law. The Company confirms as of the date hereof that it is in material compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, the Company will provide the Department notice of such business in a form acceptable to the Department.

(dd) Teletrac Stockholder Agreement. The stockholder agreement (the "Stockholder Agreement") by and between the Company and David Barker, Richard Howitt, William Hurst, William Kingsbury and Barton Norton (the "Teletrac Stockholders") was duly executed and delivered on May 30, 1997, and created valid and binding obligations of each of the Teletrac Stockholders to surrender all of their retained shares of Teletrac to the Company in exchange for an aggregate of 100,000 shares of Common Stock of the Company; the Stockholder Agreement remains in full force and effect and the parties thereto are in full compliance with all material obligations thereunder and such Stockholder Agreement is enforceable against the Teletrac Stockholders in accordance with its terms.

(ee) Bonus Plans. The Annual Incentive Plan and the Supplemental Revenue Growth Incentive Plan are accurately described in the Prospectus and each of such plans has been duly adopted by all necessary corporate action. There are no other bonus plans which are required to be disclosed in the Prospectus.

(ff) Proxy Solicitation. The proxy statement relating to certain amendments to the Company's Certificate of Incorporation and certain amendments to the Long-Term Stock Incentive Plan, each as described in the Prospectus, has been duly filed with the Commission; the related proxy solicitation of holders of Common Stock was conducted in accordance with the rules and regulations of the Commission and the Nasdaq Stock Market, Inc.; the requisite vote of holders of Common Stock to approve each such corporate action has been obtained; and the amendment to the Company's Certificate of Incorporation has been duly filed with the Secretary of State of the State of Delaware.

(gg) Repurchase of Warrants. Each of CIT Group/Credit Finance, Inc., BP, Paribas Principal, Inc. and DLJ First ESC L.L.C. (collectively, the "Warrantholders") and the Company have agreed that, prior to, or concurrently with, the delivery of the Firm Common Shares on the First Closing Date, as hereinafter defined, the Company will repurchase all of the warrants representing an aggregate of 314,809 shares of Common Stock at a price per share subject to the respective warrant equal to the excess of the purchase price per Firm Common Share (as set forth in Section 2(a)) less the exercise price of such warrant. Upon such repurchase, the Company will cancel all of the warrants previously held by the Warrantholders. Each Letter Agreement dated October [ ], 1997 by and between the Company and each of the respective Warrantholders relating to the repurchase of the warrants by the Company has been duly authorized, executed and delivered and is enforceable in accordance with its terms.

(hh) Amendment to Credit Agreement. The Fourth Amendment to the Credit Agreement among the Company and various financial institutions set forth therein (the "Banks") for which BP serves as agent, which, among other things, sets forth the Banks' consent to the amendment to the Long-Term Stock Incentive Plan, and the amendment to the definition of "Change of Control" has been duly authorized, executed and delivered and is enforceable in accordance with its terms.

(ii) Compliance with Collective Bargaining Agreement. The Company is in compliance in all material respects with the collective bargaining agreement between the Company and the International Brotherhood of Electrical Workers, AFL-CIO and its Local Union No. 108 (the "Union") and the Company has no knowledge of any material dispute, either pending, threatened, or imminent between the Company and the Union. The Company and its subsidiaries are not subject to any other collective bargaining agreement or similar contract with any other labor union or organization.

(jj) Compliance with Federal Acquisition Regulations. The Company and its subsidiaries are in compliance in all material respects with all rules and regulations applicable to all solicitations, sales and purchases under U.S. government contracts including, but not limited to, the Federal Acquisition Regulations and supplements thereto.

                  Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

B. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder hereby represents, warrants and covenants to each Underwriter as follows:

(a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(b) Title to Common Shares to be Sold; All Authorizations Obtained. The Selling Stockholder has, and on the First Closing Date (as defined below) will have, good and valid title to all of the Common Shares which may be sold by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, partnership agreement, or other governing or organizational documents, to enter into this Agreement, to sell, transfer and deliver all of the Common Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

(c) Delivery of the Common Shares to be Sold. Delivery of the Common Shares which are sold by the Selling Stockholder pursuant to this Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

(d) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, or other governing or organizational documents of the Selling Stockholder or any other agreement or instrument to which the Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

(e) Disclosure Made by The Selling Stockholder in the Prospectus. All information furnished by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite the Selling Stockholder's name and related footnote disclosure in the Prospectus under the caption "Principal and Selling Shareholders" (both prior to and after giving effect to the sale of the Common Shares). The Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

(f) No Price Stabilization or Manipulation. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

                  Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Underwriters or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

SECTION 2.   PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.

(a) The Firm Common Shares. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 1,064,809 Firm Common Shares and (ii) the Selling Stockholder agrees to sell to the several Underwriters an aggregate of 463,741 Firm Common Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholder the respective number of Firm Common Shares set forth opposite their names on Schedule A. The purchase price per Firm Common
                                 ----------
         Share to be paid by the several Underwriters to the Company and the Selling Stockholder shall be $[___] per share.

(b) The First Closing Date. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of NationsBanc Montgomery Securities, Inc., 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Underwriters) at 6:00 a.m. San Francisco time, on [___],or such other time and date not later than 10:30 a.m. San Francisco time, on [___] as the Underwriters shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Selling Stockholder hereby acknowledge that circumstances under which the Underwriters may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Stockholder or the Underwriters to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

(c) The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 229,283 Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Underwriters to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Underwriters and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A
                                                                    ----------
         opposite the name of such Underwriter bears to the total number of Firm Common Shares and (b) the Company agrees to issue and sell such number of Optional Common Shares as provided in the aforementioned notice from the Underwriters. The Underwriters may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d) Public Offering of the Common Shares. The Underwriters hereby advise the Company and the Selling Stockholder that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Underwriters, in their sole judgment, have determined is advisable and practicable.

(e) Payment for the Common Shares. Payment for the Common Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the

         Company. Payment for the Common Shares to be sold by the Selling Stockholder shall be made at the First Closing by wire transfer of immediately available funds to the order of the Selling Stockholder.

                  It is understood that each Underwriter has been authorized, for its own account, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. NationsBanc Montgomery Securities, Inc., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by NationsBanc Montgomery Securities, Inc. by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

                  The Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholder's obligations hereunder and (ii) the Underwriters are authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholder hereunder and to hold such amounts for the account of the Selling Stockholder.

(f) Delivery of the Common Shares. The Company and the Selling Stockholder shall deliver, or cause to be delivered, to the Underwriters certificates for the Firm Common Shares to be sold by them at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase from the Company at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Underwriters shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Underwriters may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

(g) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Common Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Underwriters shall request.

SECTION 3.   ADDITIONAL COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDER.

A. COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

(a) Underwriters' Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriters reasonably object.

(b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Underwriters in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Underwriters or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Underwriters, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Underwriters may reasonably request.

(e) Blue Sky Compliance. The Company shall cooperate with the Underwriters and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or Blue Sky laws or Canadian provincial securities laws of those jurisdictions designated by the Underwriters, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Underwriters promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

(g) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Common Stock.

(h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement (which need not be audited) covering the twelve-month period ending at the end of the Company's first fiscal quarter that ends more than one year after the effectiveness of the Registration Statement and satisfying the provisions of Section 11(a) of the Securities Act.

(i) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act.

(j) Agreement Not To Offer or Sell Additional Securities. During the period of 120 days following the date of the Prospectus, the Company will not, without the prior written consent of NationsBanc Montgomery Securities, Inc. (which consent may be withheld at the sole discretion of NationsBanc Montgomery Securities, Inc.), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the public offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may register under the Securities Act and applicable state securities laws and issue (i) shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, (ii) shares of its Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock pursuant to an agreement by the Company to acquire the capital stock or assets of another entity, but only if the holders of such shares, securities, options, or shares issued upon the exercise of such options, or the exchange, exercise or conversion of such securities agree in writing not to sell, offer, dispose of or otherwise transfer any of such securities during such 120-day period without the prior written consent of NationsBanc Montgomery Securities, Inc. (which consent may be withheld at the sole discretion of NationsBanc Montgomery Securities, Inc.) or such shares, securities, options or shares issued upon exchange, exercise or conversion are not transferable by their terms within such 120-day period and (iii) shares of its Common Stock or securities exchanged or exercisable for or convertible into shares of Common Stock in connection with a merger, consolidation or other business combination with any other person, or the acquisition of any other person or its business, but in the case of a merger, consolidation or business combination with any other person, where such person does not have a class of equity securities registered under the Exchange Act, only if the holders of such shares or securities agree in writing not to sell, offer, dispose of or otherwise transfer any of such securities during such 120-day period without the prior written consent of NationsBanc Montgomery Securities, Inc. (which consent may be withheld at the sole discretion of NationsBanc Montgomery Securities, Inc.), or if such shares or securities issued upon exchange, exercise or conversion are not transferable by their terms within such 120-day period.

(k) Future Reports to the Underwriters. During the period of five years hereafter the Company will furnish to the Underwriters at 600 Montgomery Street, San Francisco, CA 94111, Attention: David DeRuff (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

B. COVENANTS OF THE SELLING STOCKHOLDER. The Selling Stockholder further covenants and agrees with each Underwriter:

(a) Agreement Not to Offer or Sell Additional Securities. The Selling Stockholder will not, without the prior written consent of NationsBanc Montgomery Securities, Inc. (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock (other than the shares of Common Stock offered hereby), options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 120 days after the date of the Prospectus.

(b) Delivery of Forms W-8 and W-9. To deliver to the Underwriters prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

                  NationsBanc Montgomery Securities, Inc., on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or the Selling Stockholder of any one or more of the foregoing covenants.

         SECTION 4. PAYMENT OF EXPENSES. The Company and the Selling Stockholder severally agree to pay, in such proportions as they may agree upon among themselves, all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors,
(v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or Blue Sky laws or the provincial securities laws of Canada, and, if requested by the Underwriters, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with including the Common Shares on the Nasdaq National Market, and (ix) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

                  The Selling Stockholder further agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of its obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for the Selling Stockholder, and (ii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by the Selling Stockholder to the Underwriters hereunder.

                  This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholder, on the other hand.

        SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder set forth in Sections 1(A) and 1(B) hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Stockholder of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants' Comfort Letters. On the date hereof, the Underwriters shall have received from (i) Arthur Andersen LLP, independent public or certified public accountants for the Company and Teletrac and (ii) either Arthur Andersen LLP or McGladrey & Pullen, LLP (independent public or certified public accountants for PAI) a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Underwriters shall have received an additional five (5) conformed copies of each such accountants' letter).

(b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

         (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Underwriters' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

         (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

         (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, in the judgment of the Underwriters there shall not have occurred any Material Adverse Change.

(d) Opinion of Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Underwriters shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A (and the Underwriters shall have received an additional five (5) conformed copies of such counsel's legal opinion).

(e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date the Underwriters shall have received the favorable opinion of Buchanan Ingersoll, counsel for the Underwriters, dated as of such Closing Date, the form of which is attached as Exhibit AA (and the Underwriters shall have received an additional five (5) conformed copies of such counsel's legal opinion).

(f) Officers' Certificate. On each of the First Closing Date and the Second Closing Date the Underwriters shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

         (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

         (ii) the representations, warranties and covenants of the Company set forth in Section 1 (A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

         (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

(g) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date, the Underwriters shall have received from (i) Arthur Andersen LLP, independent public or certified public accountants for the Company and Teletrac and (ii) either Arthur Andersen LLP or McGladrey & Pullen, LLP (independent public or certified public accountants for PAI) a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that they reaffirm the statements made in the letter furnished by each of them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Underwriters shall have received an additional five (5) conformed copies of each such accountants' letter).

(h) Opinion of Counsel for the Selling Stockholder. On the First Closing Date the Underwriters shall have received the favorable opinion of counsel for the Selling Stockholder (Fried, Frank, Harris, Shriver & Jacobson or such other counsel acceptable to the Underwriters), dated as of the First Closing Date, the form of which is attached as Exhibit B (and the Underwriters shall have received an additional five (5) conformed copies of each of such counsel's legal opinion).

(i) Selling Stockholder's Certificate. On the First Closing Date the Underwriters shall have received a written certificate executed by the Selling Stockholder, dated as of such Closing Date, to the effect that:

         (i) the representations, warranties and covenants of the Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by the Selling Stockholder on and as of such Closing Date; and

         (ii) the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

(j) Selling Stockholder's Documents. On the date hereof, the Company and the Selling Stockholder shall have furnished for review by the Underwriters such information, certificates and documents as the Underwriters may reasonably request.

(k) Lock-Up Agreements. On the date hereof, the Company shall have furnished to the Underwriters an agreement in the form of Exhibit C hereto from each director and executive officer of the Company, and each such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

(l) Warrantholders' Certificate. On the First Closing Date, the Company shall have furnished to the Underwriters a certificate executed by each of the Warrantholders (i) representing that each Warrantholder has received payment in full from the Company for the repurchase by the Company of all of the warrants held by such Warrantholder and (ii) acknowledging that such Warrantholder has no further rights, and the Company has no further obligations, with respect to such warrants.

(m) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Underwriters by notice to the Company and the Selling Stockholder at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares by notice to the Company at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If this Agreement is terminated by the Underwriters pursuant to Section 5, Section 7, Section 10,
Section 11 or Section 17, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the

Selling Stockholder to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges; provided that the Selling Stockholder shall contribute only to the extent otherwise agreed as between the Company and the Selling Stockholder.

         SECTION 7. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Underwriters of the effectiveness of the Registration Statement under the Securities Act.

                  Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Stockholder to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 4 and 6 hereof, (b) of any Underwriter to the Company or the Selling Stockholder, or (c) of any party hereto to any other party except that the provisions of
Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         SECTION 8.  INDEMNIFICATION.

(a)      Indemnification of the Underwriters.

                           (I) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or

         (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iv) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or
         (ii) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by NationsBanc Montgomery Securities, Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a)(I) shall be in addition to any liabilities that the Company may otherwise have.

                           (II) Indemnification by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company) insofar as such loss, claim, damage, liability or expense (or actions in respect thereof) arises out of or is based

         (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by NationsBanc Montgomery Securities, Inc.) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Selling Stockholder furnished to the Company or such Underwriter by or on behalf of the Selling Stockholder specifically for use in the preparation thereof; provided, further, that the Selling Stockholder shall not be liable pursuant to this Section 8(a)(II) with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus which is corrected in a Prospectus if the person asserting such loss, claim, damage or liability purchased Shares from an Underwriter but was not sent or given a copy of a Prospectus at or prior to the written confirmation of the sale of such Shares to such person; and provided, further, that the aggregate amount of all such indemnification or reimbursement payable by the Selling Stockholder pursuant to this Section 8(a)(II) shall in no case exceed the net proceeds (before deducting offering expenses) to the Selling Stockholder from the sale of Common Stock. The indemnity agreement set forth in this Section 8(a)(II) shall be in addition to any liabilities that the Selling Stockholder may otherwise have. The Selling Stockholder confirms that the statements with respect to it set forth under the caption "Principal and Selling Shareholders" in any Preliminary Prospectus and in the Prospectus are correct and constitute the only written information furnished by or on behalf of the Selling Stockholder.

(b) Indemnification of the Company, its Directors and Officers and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, the Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholder by the Underwriters expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Selling Stockholder, hereby acknowledges that the only information that the Underwriters have furnished to the Company and the Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (A) as the last two paragraphs on the inside front cover page of the Prospectus concerning stabilization and passive market making by the Underwriters and (B) in the table in the first paragraph and as the second, sixth and seventh paragraphs under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
         Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (NationsBanc Montgomery Securities, Inc. in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or
         (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by
         Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         SECTION 9. CONTRIBUTION. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholder, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Stockholder, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

                  The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 9.

                  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such

Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

         SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the non-defaulting Underwriters or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this
Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this Agreement may be terminated by the Underwriters by notice given to the Company and the

Selling Stockholder if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Underwriters is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Underwriters there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Underwriters may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Stockholder to any Underwriter, except that the Company and the Selling Stockholder shall be obligated to reimburse the expenses of the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholder, or
(c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholder, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

         SECTION 13. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Underwriters:

         NationsBanc Montgomery Securities, Inc.
         600 Montgomery Street
         San Francisco, California  94111
         Facsimile:  415-249-5558
         Attention:  Richard A. Smith
   with copies to:

         NationsBanc Montgomery Securities, Inc.
         600 Montgomery Street
         San Francisco, California  94111
         Facsimile:  (415) 249-5553
         Attention:  David A. Baylor, Esq.

                  and

         Buchanan Ingersoll
         500 College Road East
         Princeton, New Jersey  08540
         Facsimile:  (609) 520-0360
         Attention:  David J. Sorin, Esq.

If to the Company:

         Axsys Technologies, Inc.
         645 Madison Avenue
         New York, New York 10022
         Facsimile:  212-754-6348
         Attention:  Louis D. Mattielli, Esq.

with a copy to:

         Fried, Frank, Harris, Shriver & Jacobson
         One New York Plaza
         New York, New York 10004
         Facsimile:  212-859-8586
         Attention:  Kenneth R. Blackman, Esq.

If to the Selling Stockholder:

         Lehman Brothers Inc.
         3 World Financial Center
         New York, NY 10285
         Attention: Kevin R. Genirs, Esq.

with a copy to:

         Fried, Frank, Harris, Shriver & Jacobson
         One New York Plaza
         New York, New York 10004
         Facsimile:  212-859-8586
         Attention:  Kenneth R. Blackman, Esq.

                  Any party hereto may change the address for receipt of communications by giving written notice to the others.

         SECTION 14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

         SECTION 15. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         SECTION 16. GOVERNING LAW PROVISIONS AND OTHER MATTERS.

(a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

(b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

(c) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

         SECTION 17. FAILURE OF THE SELLING STOCKHOLDER TO SELL AND DELIVER COMMON SHARES. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by the selling stockholder at the First Closing Date pursuant to this agreement, then the Underwriters may at their option, by written notice from the Underwriters to the Company and the Selling Stockholder, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 4, 6, 8 and 9 hereof, the Company or the Selling Stockholder, or (ii) purchase the shares which the Company has agreed to sell and deliver in accordance with the terms hereof. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by the Selling Stockholder pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Underwriters to the Company and the Selling Stockholder, to postpone the First Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

        SECTION 18. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                              * * * * * * * * * *

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Selling Stockholder the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                 Very truly yours,

                                 AXSYS TECHNOLOGIES, INC.

                                 By:
                                    -----------------------------------------
                                       Name:
                                       Title:

                                 SELLING STOCKHOLDER
                                 LEHMAN ELECTRIC INC.

                                 By:
                                    -----------------------------------------
                                        Name:
                                        Title:

         The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters in San Francisco, California as of the date first above written.

NATIONSBANC MONTGOMERY SECURITIES, INC.
FURMAN SELZ LLC
OPPENHEIMER & CO., INC.

By:   NATIONSBANC MONTGOMERY SECURITIES, INC.

By:
   ------------------------------------

                                   SCHEDULE A

                                                          NUMBER OF FIRM COMMON
                        UNDERWRITERS                      SHARES TO BE PURCHASED



  NationsBanc Montgomery Securities, Inc. ...............         [___]
  Furman Selz LLC........................................         [___]
  Oppenheimer & Co., Inc.................................         [___]
                                                                ---------
           Total.........................................       1,528,550

                                                                  EXHIBIT (1)(a)

              OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                           AS COUNSEL TO THE COMPANY

          Opinion of counsel for the Company to be delivered to the Underwriters pursuant to Section 5(d) of the Underwriting Agreement.

          References to the Prospectus in this Exhibit A include any supplements
                                               ---------
thereto at the Closing Date.

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Company has the corporate power and authority to own or lease its properties and to conduct its business substantially as described in the Prospectus, and to enter into and perform its obligations under the Underwriting Agreement.

          (iii) The Company is qualified to transact business and is in good standing in each of the following jurisdictions: California, Florida, New Hampshire, New Jersey, New York and Texas.

          (iv) Each of Precision Aerotech, Inc., Speedring, Inc., Speedring Systems, Inc. and Teletrac, Inc., is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation in the jurisdictions set forth on Annex A hereto.

          (v) All of the issued and outstanding capital stock of Precision Aerotech, Inc. has been duly authorized and validly issued and is fully paid and non-assessable. All of the issued and outstanding capital stock of each of Precision Aerotech, Inc., Speedring, Inc. and Speedring Systems, Inc. is owned of record by the Company directly or through subsidiaries, to our knowledge, free and clear of all security interests, liens, encumbrances, equities or other adverse claim except for the security interest of the lenders under the Company's Senior Secured Credit Facility.

          (vi) All of the issued and outstanding capital stock of Teletrac, Inc., which consists of 207,815 shares of common stock, no par value, has been duly authorized and validly issued and is fully paid and non-assessable.
177,935 shares of the issued and outstanding capital stock of Teletrac, Inc., is owned of record by the Company directly or through subsidiaries, to our knowledge, free and clear of all security interests, liens, encumbrances, equities or other adverse claim except for the security interest of the lenders under the Company's Senior Secured Credit Facility.

          (vii) The Company has authorized capital stock as set forth under the caption "Capitalization" in the Prospectus. The outstanding shares of Common Stock issued pursuant to the Company's exchange of its outstanding Preferred Stock consummated in March 1997 have been duly authorized and validly issued, and are fully paid and nonassessable.

          (viii) The certificates for the Common Stock to be delivered to the Underwriters under the Underwriting Agreement are in due and proper form and comply with the applicable requirements of the Company's Certificate of Incorporation (the "Certificate"), the Company's Bylaws (the "Bylaws"), and the Delaware General Corporation Law (the "DGCL").

          (ix) Neither the DGCL, the Certificate nor the Bylaws creates any preemptive or similar rights in favor of stockholders with respect to the issuance or sale of the Common Stock. To the best of our knowledge, no stockholder of the Company or any other person has any such preemptive or similar rights which have not been waived.

          (x) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (xi) The Primary Shares (and the Optional Shares to be sold by the Company if the over-allotment option is exercised) have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued, delivered and paid for in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable. The Secondary Shares are validly issued, fully paid and non-assessable.

          (xii) Each of the Registration Statement [and the Rule 462(b) Registration Statement], has become effective under the Securities Act of 1933, as amended (the "Act"); to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission. Any required filing of the Prospectus [and any supplement thereto] pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b).

          (xiii) The Registration Statement, [including any Rule 462(b) Registration Statement] and the Prospectus [and each amendment or supplement to the Registration Statement and the Prospectus] (except for the financial statements, schedules, and notes thereto and other financial and statistical data included therein or omitted therefrom, as to which we do not express any opinion), as of their respective effective or issue date, as the case may be, appeared on their face to be responsive as to form in all material respects to the requirements of the Act.

          (xiv) The Primary Shares and Optional Shares have been approved for listing on the Nasdaq National Market.

          (xv) The statements made in the Prospectus under the captions "Description of Capital Stock" (other than under the subheadings " Warrants," " Registration Rights" and " Transfer Agent and Registrar") to the extent such statements constitute summaries of documents referred to therein or summaries of legal matters or legal conclusions, fairly present the information disclosed therein in all material respects, provided, however, that we express no opinion
                                  --------  -------
as to the number of shares of Common Stock outstanding following the Offering, the number of shares of Common Stock issuable upon exercise of outstanding options following the Offering, the number of holders of the Company's Common Stock prior to the consummation of the Offering, and, except as provided in paragraph 11 above, whether upon consummation of the Offering all of the then outstanding shares of Common Stock will be validly issued, fully paid and non-assessable.

          (xvi) No consent, approval, authorization or order of, or registration or filing with, any United States Federal, New York or Delaware court or governmental agency is required on the part of the Company for the delivery of the Underwriting Agreement and for the valid issuance and sale of the Primary Shares and the Optional Shares (if the over-allotment option is exercised) to the Underwriters as contemplated by the Underwriting Agreement, except (a) as have been obtained, filed or made under the Act, the Securities Exchange Act of 1934, as amended, or the DGCL or (b) as may be required by the NASD or under state securities or blue sky laws.

          (xvii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement (other than performance by the Company of its obligations under the indemnification and contribution provisions of the Underwriting Agreement, as to which we do not express any opinion), do not violate (i) any material provision of present law or present regulation of any governmental agency or authority of the United States or the State of New York or the DGCL; (ii) any provision of the Certificate or the Bylaws of the Company; (iii) any agreement or other instrument binding upon the Company or its subsidiaries that is filed as an exhibit to or incorporated by reference in the Registration Statement; or (iv) any judgment, order or decree of any governmental body, agency or court of the United States or Delaware (as it relates to the DGCL) binding upon the Company or its properties and set forth in the Officer's Certificate attached hereto as Annex B; provided, however, that we express no opinion with respect to any
-------  --------  -------
violation, conflict, breach or default not ascertainable from the text of any such agreement, instrument, judgment, order or decree, or arising under or based upon any cross-default provision insofar as such violation relates to a default under an agreement that is not an exhibit to the Registration Statement or such violation arises under or is based upon any covenant of a financial or numerical nature or which requires arithmetic computation and provided, further, that we
                                                    --------  -------
express no opinion in this paragraph with respect to the federal securities laws or any state securities or blue sky laws.

          (xviii) The Company is not, and will not be, as a result of the transactions contemplated by the Underwriting Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act of 1940, as amended.

          (xix) Except as disclosed in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale" to our knowledge, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except for such rights as have been duly waived.

          (xx) Assuming that the Underwriters purchase the Secondary Shares to be delivered at the First Closing Date for value and without notice of any adverse claim as such term is used in Section 8-105 of the Uniform Commercial Code as currently in effect in the State of New York, the delivery of certificates representing such Secondary Shares either registered in the name of the Underwriters or effectively endorsed to the Underwriters or in blank will pass to the Underwriters all rights that the transferor has in such Secondary Shares, free and clear of all adverse claims.

          (xxi) Assuming that the stockholder agreement dated May 30, 1997 between and among the Company and certain minority shareholders of Teletrac (the "Stockholder Agreement"), including any spousal consents, were duly authorized and validly executed by the parties thereto (other than the Company), the Stockholder Agreement constitutes a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms.

          The opinions expressed in paragraphs (x) and (xxi) are subject to the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally and subject to the effect of general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing, reasonableness, equitable defenses and limits as to the availability of equitable defenses), whether applied by a court of law or equity, and except as rights to indemnity and contribution thereunder may be limited by applicable law, statutory duties or public policy.

          In addition, in the course of the preparation by the Company of the Registration Statement and the Prospectus, we participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement and the time of delivery of this letter, we participated in additional conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the contents of the Prospectus were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent set forth in the opinion in paragraphs 7 and 15 above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, no facts have come to our attention that cause us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to our attention in the course of proceedings described in the second sentence of this paragraph that cause us to believe that the Prospectus, as of the date and time of delivery of this letter, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. We express no view or belief, however, with respect to financial statements, schedules or notes thereto or other financial and statistical data included in or omitted from the Registration Statement or Prospectus.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws of the State of New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriters) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                 EXHIBIT AA

                          OPINION OF BUCHANAN INGERSOLL
                         AS COUNSEL TO THE UNDERWRITERS

                  Opinion of counsel for the Underwriters to be delivered to the Underwriters pursuant to Section 5(e) of the Underwriting Agreement.

                  References to the Prospectus in this  Exhibit AA  include any
                                                        ----------
 supplements thereto at the Closing Date.

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(ii) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware.

(iii) The Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

(iv) The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

(v) Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the

         Securities Act has been made in the manner and within the time period required by such Rule 424(b).

(vi) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

(vii) The Common Shares have been approved for listing on the Nasdaq National Market.

(viii) The statements in the Prospectus under the captions "Risk Factors--Control of Company", "--Effect of Certain Anti-Takeover Provisions," "Business--Environmental Regulations", "Business--Legal Proceedings", "Management--401(k) Plan," "-- Stock Incentive Plan," "Description of Capital Stock," "Shares Eligible for Future Sale" and "Underwriting," insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws of the State of New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriters) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                   EXHIBIT B

                  OPINION OF COUNSEL TO THE SELLING STOCKHOLDER

                  The opinion of such counsel pursuant to Section 5(h) shall be rendered to the Underwriters at the request of the Company and shall so state therein. References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

(i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

(ii) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, the Underwriting Agreement and its Power of Attorney, if any, will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, of the Selling Stockholder, or, to the best of such counsel's knowledge, violate or contravene any provision of applicable law or regulation, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which the Selling Stockholder is a party or by which it is bound, or any judgment, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

(iii) The Selling Stockholder has good and valid title to all of the Common Shares which may be sold by the Selling Stockholder under the Underwriting Agreement and has the legal right and power, and all authorizations and approvals required under its charter and by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, to enter into the Underwriting Agreement and its Power of Attorney (if any), to sell, transfer and deliver all of the Common Shares which may sold by the Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement and its Power of Attorney (if any).

(iv) The Power of Attorney of the Selling Stockholder (if any) has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

(v) Assuming that the Underwriters purchase the Common Shares which are sold by the Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Common Shares pursuant to the Underwriting Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lieu encumbrance or other claim.

(vi) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the NASD.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws of the State of New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Underwriters) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholder and public officials.

                                                                 EXHIBIT C

[Date]

NationsBanc Montgomery Securities, Inc.
Furman Selz LLC
Oppenheimer & Co., Inc.
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California 94111

RE:                                                   (the "Company")
   --------------------------------------------------

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company [by, among other things, raising additional capital for its operations]. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of NationsBanc Montgomery Securities, Inc. (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 120 days after the date of the Prospectus. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.


-------------------------------------------
Printed Name of Holder

By:
   ----------------------------------------
   Signature

------------------------------
Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)


                                      C-2